UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-576

Northeast Investors Trust

(Exact name of Registrant as specified in charter)

125 High Street, Room 1802 Boston, MA 02110

(Address of principal executive offices) (Zip code)

David Randall 125 High Street, Room 1802 Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 857-263-8100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Explanatory Note:

During a review of the Trust’s September 30, 2017 annual report on Form N-CSR, it was noted that there was a typographical error in the Trust’s audit report, whereby the audit report omitted references to comparative financial statements presented for the fiscal period ending September 30, 2016.

The 2017 audit report that was filed on December 1, 2017 accompanying the Trust’s annual report on Form N-CSR should not be relied upon, and we are filing the correct audit report herewith that should be read in conjunction with the Trust’s 2017 annual report on Form N-CSR. No changes have been made in this Amendment to modify or update the other disclosures presented in the Form N-CSR. This Amendment does not reflect events occurring after the filing of the Form N-CSR or modify or update those disclosures that may be affected by subsequent events.

Item 1. Reports to Stockholders.

NORTHEAST

INVESTORS

TRUST

A NO LOAD FUND

Annual Report

For the Year Ending

September 30, 2017

Dear Fellow Shareholders:

During the fiscal year ended September 30, 2017, Northeast Investors Trust recorded a positive total return of 11.78%. This compares favorably with the total return of 9.06% on the Bank of America/Merrill Lynch US High Yield Index. We are pleased with these results. Relative performance during the fiscal year was aided by our defensive posture against rising interest rates. Moreover, because short-term bonds have less interest rate risk than do longer-term bonds, the risk-adjusted returns compare even more favorably.

The performance of individual credits and some post-reorganization securities was mixed. Long-time holdings such as Citigroup and NL Industries contributed to performance, and we have since sold most of the former position. On the other hand, we saw recent weakness in both Viskase and Energy XXI, in both cases in part because of the potential for discounted securities offerings. In the latter case, the price weakness of Energy XXI during the fiscal year and through this writing is in stark contrast to the rising prices of oil, its principal product.

Looking forward, we harbor some concerns about the frothy state of the bond markets, with a continued particular focus on the risk of rising interest rates. As of this writing, prices in the government bond markets are, in our view, currently reflecting a trajectory of future rate increases that remains materially slower than that suggested by the Federal Reserve’s own projections. With this in mind, the portfolio remains overweight securities with effective short maturities — so-called “yield-to-call” securities — in an effort to reduce the Trust’s relative interest rate risk.

To be sure, there is some thought that credit spreads might be negatively correlated with interest rates — that is to say: in a rising rate environment, corporate bond yields might not rise as quickly because of the likelihood that rising interest rates are accompanied with improved corporate profitability. While we in general subscribe to that thesis, we are also mindful to the current tight level of spreads to Treasuries in the market.

We remain significant shareholders in the fund, and so there is a continued mutuality of interest.

Sincerely,

Bruce H. Monrad

Chairman of the Trustees

     Historical Information (unaudited)

Fiscal Year Ended Sept. 30	At End of Fiscal Year		Distribution Per Share During Fiscal Year			Average Monthly Net Asset Value
	Full Shares Outstanding	Net Asset Value Per Share	Total Net Assets	From Net Income	From Capital Gain
2008	118,452,760	$5.94	$703,572,671	$0.56	$0.0000	$6.95
2009	154,496,180	5.74	885,806,723	0.44	0.0000	4.57
2010	120,110,979	6.03	723,592,180	0.44	0.0000	5.93
2011	84,950,722	5.52	468,925,715	0.44	0.0000	6.15
2012	99,735,587	6.03	601,338,130	0.41	0.0000	5.86
2013	135,886,143	6.44	875,171,812	0.37	0.0000	6.31
2014	83,921,225	6.48	543,360,576	0.47	0.0000	6.57
2015	69,240,411	4.86	335,875,302	0.43	0.0000	5.63
2016	70,765,064	4.58	323,791,971	0.32	0.0000	4.34
2017	63,155,485	4.82	303,915,087	0.30	0.0000	4.70

     Average Annual Total Return (unaudited)

One year ended September 30, 2017	11.78%
Five years ended September 30, 2017	2.29%
Ten years ended September 30, 2017	2.72%

     SEC Yield (unaudited)

Yield calculated as of September 30, 2017:    5.20%

     About Your Fund’s Expenses (unaudited)

	Annualized Expense Ratio	Beginning Account Value 3/31/2017	Ending Account Value 9/30/2017	Expenses Paid During Period 3/31/2017 - 9/30/2017*
Actual Return 4.71%	1.70%	$1,000.00	$1,047.07	$8.76
Hypothetical (5% return before expenses)	1.70%	$1,000.00	$1,016.55	$8.59

*	Expenses are equal to the Trust’s annualized prior six month expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), and divided by the days in the year (365) to reflect the half-year period.

As a shareholder of the Trust, you incur ongoing costs, which include costs for portfolio management, administrative services and other fund expenses. The above example is intended to help you understand the ongoing costs (in dollars) of investing in the Trust and to compare these costs with those of similar mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period.

Actual Expenses:

The first line of the table above provides information about actual account values and actual expenses based on the Trust’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Fixed Income Portfolio Composition (unaudited)

Maturity Schedule

(% of portfolio)

Under 1 Year	2%
1-5 Years	90%
6-10 Years	3%
11-15 Years	0%
Over 15 Years	5%
Total	100%

     Quarterly Portfolio Holdings

Each fiscal quarter-end the Trust is required to file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”). The schedules of portfolio holdings for the second and fourth quarters are incorporated in and filed as part of the semi-annual and annual reports to shareholders. The schedules of portfolio holdings for the first and third quarters are filed with the SEC on Form N-Q. The Trust makes the information on Form N-Q available on its website at www.northeastinvestors.com or upon request.

Shareholders may also access and review information and reports of the Trust, including Form N-Q, at the SEC’s Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC’s website at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102. The Trust’s reference number as a registrant under the Investment Company Act of 1940 is 811-576.

     Performance Graph — Ten Years (unaudited)

The following graph compares the cumulative total shareholder return on Northeast Investors Trust shares over the ten preceding fiscal years to the cumulative total share return on the Bank of America Merrill Lynch US High Yield Index, (US High Yield Index) assuming an investment of $10,000 in both at their closing prices on September 30, 2007 and reinvestment of dividends and capital gains.

The US High Yield Index is an unmanaged market value-weighted index comprised of approximately 2,200 domestic and yankee high yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.

Keep in mind that past performance does not guarantee future returns, and an investment in the Trust is not guaranteed.

Year	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
NEIT	$10,000	$8,397	$8,955	$10,132	$9,970	$11,682	$13,220	$14,286	$11,554	$11,705	$13,083
US High Yield Index	$10,000	$8,832	$10,807	$12,808	$12,977	$15,435	$16,529	$17,724	$17,092	$19,283	$21,030

Summary of Net Assets

September 30, 2017 (unaudited)

	Value	% of Net Assets
Corporate Bonds & Notes
Chemicals	$11,123,895	3.66%
Coal	2,160,000	0.71%
Construction & Farming	12,935,000	4.26%
Consumer Finance	10,281,950	3.38%
Drug Stores	1,942,500	0.64%
Electrical Components & Equipment	4,473,041	1.47%
Energy / Natural Resources	9,938,176	3.27%
Financial Services Misc.	12,090,000	3.98%
Food Processing	11,484,264	3.78%
Gaming	10,125,000	3.33%
Hardware	8,646,715	2.85%
Homebuilders	12,370,987	4.07%
Metals & Mining	11,200,849	3.69%
Miscellaneous Manufacturing	24,862,166	8.17%
Oil & Gas Drilling	19,215,625	6.32%
Paper / Forest Products	13,033,125	4.29%
Packaging & Container	6,319,718	2.08%
Pipeline	9,917,190	3.26%
Retail Stores	10,287,275	3.38%
Telecom Equipment	1,729,125	0.57%
Tobacco	13,462,875	4.43%
Travel & Lodging	4,884,950	1.61%
Wireless Telecom Service	10,807,000	3.56%

Total Corporate Bonds & Notes	$233,291,426	76.76%
Common and Preferred Stock
Banks / Money Centers	$6,686,988	2.20%
Diversified Chemicals	4,668,330	1.54%
Electrical Utility	4,205,422	1.38%
Energy / Natural Resources	6,923,597	2.28%
Food Processing	8,384,512	2.76%
Metals & Mining	11,922,374	3.92%
Oil & Gas Drilling	84,986	0.03%
Retail Food Chain	2,055,500	0.68%
Transportation	88,482	0.03%

Total Common and Preferred Stock	$45,020,191	14.82%
Total Asset Backed Securities	2,319,716	0.76%
Total Convertible Bonds	18,204,527	5.99%
Total GDP-linked Bond	3,713,750	1.22%
Total Warrants	292,443	0.10%

Total Investments	302,842,053	99.65%
Receivables / Cash	5,974,646	1.96%

Total Assets	308,816,699	101.61%
Liabilities	(4,901,612)	-1.61%

Total Net Assets	$303,915,087	100.00%

Schedule of Investments (a)

September 30, 2017

Asset Backed Securities — 0.76% Name of Issuer	Principal	Value (Note B)
Airline Lease — 0.76%
Aircraft Fin Trust, FRN, 1.71% (1 month LIBOR + 0.48%), 5/15/24	$17,183,083	$2,319,716

Total Asset Backed Securities — (cost—$7,474,641)		$2,319,716

Convertible Bonds — 5.99% Name of Issuer	Principal	Value (Note B)
Energy/Natural Resources — 2.65%
Comstock Resources, Inc. PIK, 7.75%, 4/01/19	$10,443,472	$8,054,527

Wireless Telecom Services — 3.34%
Clearwire Communications / Finance, 8.25%, 12/01/40 (d)	10,000,000	10,150,000

Total Convertible Bonds — (cost—$20,761,019)		$18,204,527

Corporate Bonds & Notes — 76.76% Name of Issuer	Principal	Value (Note B)
Chemicals — 3.66%
Platform Specialty Products Corp., 10.375%, 5/01/21 (d)	$10,035,000	$10,938,150
Reichhold Industries, Inc., 9%, 5/08/17 (b) (c) (d) (e)	9,287,227	185,745

		11,123,895

Coal — 0.71%
Westmoreland Coal Co., 8.75%, 01/01/22 (d)	3,000,000	2,160,000

Construction & Farming — 4.26%
Southern States Co-op, Inc., 10%, 8/15/21 (d)	13,000,000	12,935,000

Consumer Finance — 3.38%
Credit Acceptance Corp., 6.125%, 2/15/21	10,130,000	10,281,950

Drug Stores — 0.64%
Rite Aid Corp., 6.125%, 4/01/23 (d)	2,000,000	1,942,500

Electrical Components & Equipment — 1.47%
Advanced Lighting Technologies PIK, 12.50%, 6/01/19 (d) (e)	18,541,103	4,473,041

Energy/Natural Resources — 3.27%
American Eagle Energy Corp., 11%, 9/01/19 (b) (d)	15,500,000	155,000
Comstock Resources, Inc., 10%, 3/15/20	3,000,000	2,985,000
RAAM Global Energy Co., 12.5%, 10/01/15 (b) (c)	23,000,000	230,000
Stone Energy Corp., 7.5%, 5/31/22	422,980	408,176
W & T Offshore, Inc., 8.5%, 6/15/19	7,000,000	6,160,000

		9,938,176

Financial Services Misc. — 3.98%
Rialto Holdings LLC, 7%, 12/01/18 (d)	12,000,000	12,090,000

Corporate Bonds & Notes—(continued) Name of Issuer	Principal	Value (Note B)
Food Processing — 3.78%
Simmons Food, Inc., 7.875%, 10/01/21 (d)	$10,824,000	$11,484,264

Gaming — 3.33%
Chester Downs & Marina LLC, 9.25%, 2/01/20 (d)	10,000,000	10,125,000

Hardware — 2.85%
NCR Corp., 4.625%, 2/15/21	8,498,000	8,646,715

Homebuilders — 4.07%
Brookfield Residential Properties, Inc., 6.125%, 7/01/22 (d)	5,000,000	5,225,000
Taylor Morrison Communities, Inc., 5.25%, 4/15/21 (d)	5,422,000	5,564,327
Tousa, Inc., 9%, 7/01/10 (b) (c)	14,111,000	846,660
Tousa, Inc., 8.25%, 4/01/11 (b) (c)	12,250,000	735,000

		12,370,987

Metals & Mining — 3.69%
American Gilsonite Co., PIK 17%, 12/31/21 (d)	6,120,181	6,699,049
International Wire Group, Inc., 10.75%, 8/01/21 (d)	4,880,000	4,501,800

		11,200,849

Miscellaneous Manufacturing — 8.17%
Enpro Industries, Inc., 5.875%, 9/15/22	9,626,000	10,047,137
Gibraltar Industries, Inc., 6.25%, 2/01/21	14,401,000	14,815,029

		24,862,166

Oil & Gas Drilling — 6.32%
Parker Drilling Co., 7.5%, 8/01/20	7,250,000	6,434,375
Tidewater, Inc., 8%, 8/01/22	12,500,000	12,781,250

		19,215,625

Paper/Forest Products — 4.29%
Cenveo Corp., 6%, 8/01/19 (d)	2,250,000	1,783,125
Cenveo Corp., 8.5%, 9/15/22 (d)	25,000,000	11,250,000

		13,033,125

Packaging & Container — 2.08%
Silgan Holdings, Inc., 5%, 4/01/20	6,234,000	6,319,718

Pipeline — 3.26%
Targa Resources Partners, 4.125%, 11/15/19	9,819,000	9,917,190

Retail Stores — 3.38%
Claire’s Stores, Inc., 9%, 3/15/19 (d)	12,000,000	6,882,000
Claire’s Stores, Inc., 6.125%, 3/15/20 (d)	6,365,000	3,405,275

		10,287,275

Telecom Equipment — 0.57%
Nortel Networks LTD, 10.75%, 7/15/16 (b) (c)	23,850,000	1,729,125

Corporate Bonds & Notes—(continued) Name of Issuer	Principal	Value (Note B)
Tobacco — 4.43%
Alliance One International, Inc., 8.5%, 4/15/21 (d)	$7,950,000	$8,287,875
Vector Group LTD, 6.125%, 2/02/25 (d)	5,000,000	5,175,000

		13,462,875

Travel & Lodging — 1.61%
NCL Corporation LTD, 4.625%, 11/15/20 (d)	4,760,000	4,884,950

Wireless Telecom Service — 3.56%
Frontier Communications Corp., 8.125%, 10/01/18	10,700,000	10,807,000

Total Corporate Bonds & Notes — (cost—$292,536,132)		$233,291,426

GDP-linked Bond — 1.22% Name of issuer	Principal	Value (Note B)
Republic of Argentina GDP Linked Security, FRN (based on the performance of Argentina’s GDP), 12/15/35 (b)	$34,386,574	$3,713,750

Total GDP-linked Bond — (cost—$1,423,421)		$3,713,750

Common and Preferred Stock — 14.82% Name of issuer	Number of Shares	Value (Note B)
Banks / Money Centers — 2.20%
Citigroup, Inc.	91,930	$6,686,988

Diversified Chemicals — 1.54%
NL Industries, Inc. (b)	510,200	4,668,330

Electrical Components & Equipment — 0.00%
Advanced Lighting Technologies PFD (b)	791	0

Electrical Utility — 1.38%
Homer City Holdings, LLC (b) (f)	221,338	4,205,422

Energy / Natural Resources — 2.28%
Energy XXI Gulf Coast, Inc. (b)	557,201	5,761,458
SilverBow Resources, Inc. (b)	5,058	124,174
Stone Energy Corp. (b)	35,718	1,037,965

		6,923,597

Food Processing — 2.76%
Viskase Cos., Inc. (b)	2,096,128	8,384,512

Metals & Mining — 3.92%
American Gilsonite (b) (f)	15,980	6,791,500
American Zinc Recycling, LLC (b) (f)	14,659	5,130,650
Ormet Corp. (b)	372,638	224

		11,922,374

Oil & Gas Drilling — 0.03%
Key Energy Services, Inc. (b)	6,453	84,986

Retail Food Chain — 0.68%
Romacorp, Inc. (b) (e) (f)	82,220	2,055,500

Common and Preferred Stock—(continued) Name of issuer	Number of Shares	Value (Note B)
Transportation — 0.03%
Groupe Eurotunnel SA	7,349	$88,482

Total Common and Preferred Stock — (cost—$67,113,734)		$45,020,191

Warrants — 0.10% Name of issuer	Number of Shares	Value (Note B)
Energy XXI Gulf Coast, Inc., DTD 1/10/17 @ $43.66 expiration 12/30/21 (b)	22,515	$6,755
Jack Cooper Enterprises, Inc., DTD 12/30/17 @ $0.01 expiration 12/30/27 (b) (e)	16,500	285,688

Total Warrants — (cost—$1,072,334)		$292,443

Total Investments — 99.65% (cost—$390,381,281)		$302,842,053

Net Other Assets and Liabilities — 0.35%		$1,073,034

Net Assets — 100%		$303,915,087

(a)	Portions of the portfolio may be pledged to collateralize short term borrowings.
(b)	Non-income producing security.
(c)	Security is in principal default.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $140,297,101 which represents 46.16% of total net assets. These securities are generally deemed liquid.
(e)	Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. The aggregate market value of good faith securities as of September 30, 2017 was $6,999,974 which represents 2.30% of total net assets.
(f)	The security is restricted. The Trust may acquire restricted securities which are subject to legal or contractual restrictions on resale and may be illiquid. The aggregate market value of restricted securities as of September 30, 2017 was $18,183,072 which represents 5.98% of total net assets. Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
American Gilsonite	1/13/2014	$5,273,400
American Zinc Recycling, LLC	7/19/2012 - 9/30/2016	$8,474,521
Homer City Holdings, LLC	4/6/2017	$588,216
Romacorp, Inc.	11/15/2006	$4,118,756

PIK	Payment in Kind
FRN	Floating Rate Note — rates reflected are as of September 30, 2017
PFD	Preferred Security

The accompanying notes are an integral part of the financial statements.

     Statement of Assets and Liabilities

September 30, 2017

Assets
Investments—at market value (cost $390,381,281)	$302,842,053
Receivable for interest	4,892,364
Receivable for shares sold	616,212
Escrow Receivable	307,288
Cash	158,782

Total Assets	308,816,699

Liabilities
Line of credit	3,529,500
Payable for investments purchased	683,700
Payable for trustee fees	379,468
Accrued expenses	254,123
Payable for shares repurchased	54,821

Total Liabilities	4,901,612

Net Assets	$303,915,087

Net Assets Consist of:
Capital, at a $1.00 par value	$63,155,485
Paid in surplus	673,433,014
Undistributed net investment income	1,621,688
Accumulated net realized loss on investments	(346,755,872)
Net unrealized depreciation of investments	(87,539,228)

Net Assets	$303,915,087

Net Asset Value, offering price and redemption price per share ($303,915,087/63,155,485 shares)	$4.82

The accompanying notes are an integral part of the financial statements.

     Statement of Operations

Year Ended September 30, 2017

Investment Income
Interest	$23,445,229
Dividends	920,089
Other Income	14,548

Total Income	24,379,866

Expenses
Trustee fees	$1,608,292
Administrative expenses and salaries	1,547,286
Legal fees—litigation	510,986
Interest expense	255,824
Computer and related expenses	189,950
Commitment fees	180,184
Legal fees—general	170,112
Auditing fees	122,750
Printing, postage and stationery fees	83,350
Custodian fees	59,875
Transfer Agent Fees	44,747
Insurance	43,800
Registration and filing fees	35,950
Telephone	14,600
Other expenses	83,500

Total Expenses	4,951,206

Net Investment Income	19,428,660

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions	(83,935,306)
Change in unrealized appreciation (depreciation) of investments	100,870,185

Net Increase (Decrease) in Net Assets Resulting from Operations	$36,363,539

The accompanying notes are an integral part of the financial statements.

Statements of Changes

in Net Assets

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$19,428,660	$22,684,332
Net realized gain (loss) from investment transactions	(83,935,306)	4,127,588
Change in unrealized appreciation (depreciation) of investments	100,870,185	(23,733,493)

Net Increase (Decrease) in Net Assets Resulting from Operations	36,363,539	3,078,427

Distributions to Shareholders from Net Investment Income	(20,046,944)	(21,364,808)
From Net Trust Share Transactions—(See Note D)	(36,193,479)	6,203,050

Total Increase (Decrease) in Net Assets	(19,876,884)	(12,083,331)

Net Assets:
Beginning of Period	323,791,971	335,875,302

End of Period	$303,915,087	$323,791,971

Undistributed Net Investment Income	$1,621,688	$1,586,855

The accompanying notes are an integral part of the financial statements.

     Financial Highlights

	Year Ended September 30,
Per Share Data	2017	2016	2015	2014	2013
Net Asset Value:
Beginning of Period	$4.58	$4.86	$6.48	$6.44	$6.03

Income From Investment Operations:
Net investment income^	0.28	0.33	0.37	0.46	0.40
Net realized and unrealized gain (loss) on investment	0.26	–0.29	–1.56	0.05	0.38

Total from investment operations	0.54	0.04	–1.19	0.51	0.78

Less Distributions:
Net investment income	–0.30	–0.32	–0.43	–0.47	–0.37

Net Asset Value:
End of Period	$4.82	$4.58	$4.86	$6.48	$6.44

Total Return#	11.78%	1.30%	–19.12%	8.06%	13.17%
Ratios & Supplemental Data
Net assets end of period (in thousands)	$303,915	$323,792	$335,875	$543,361	$875,172
Ratio of operating expenses to average net assets*	1.52%	1.60%	1.27%	0.98%	0.96%
Ratio of interest expense to average net assets	0.13%	0.29%	0.18%	0.10%	0.03%
Ratio of net investment income to average net assets	5.98%	7.66%	6.50%	6.94%	6.26%
Portfolio turnover rate	61.33%	3.52%	7.72%	29.34%	20.88%

*	Includes Interest Expense when applicable

^	Calculated using the Average Share Method

#	Total Return reflects the rate that an investor would have earned on an investment in the Trust during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

     Notes to Financial Statements

Note A–Organization

Northeast Investors Trust (the “Trust”), a diversified open-end management investment company (a Massachusetts Trust), is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The primary objective of the Trust is the production of income. The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

Note B–Significant Accounting Policies

Valuation of Investments:  The value of equity securities or equity-like securities such as warrants for which market quotations are readily available, shall be determined on the basis of the last quoted sale prices taken from the primary market or exchange on which they are traded. A bid price may be used instead of last quoted sales price if it more closely reflects the fair value of the security as of the close of regular trading on the New York Stock Exchange. Fixed income securities, including securities convertible into equity, shall be valued on the basis of evaluated prices furnished by independent pricing services or from quotations received from dealers who make markets in such securities. The evaluations provided by the pricing services are based on expert analysis of market data and other factors such as last sale, dealer bids, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other relevant bond market data.

Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may be derived following a review of pertinent data (EBITDA, Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions. The Trust may use fair value pricing for foreign securities if a material event occurs that may effect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. For securities valued in good faith, the value of an investment used to determine the Trust’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by the Trust’s Pricing Committee on an ongoing basis as information becomes available, but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Trust’s Board of Trustees on a quarterly basis. There can be no assurance that the Trust could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Trust determines its net asset value per share. The market value of securities fair valued on September 30, 2017 was $6,999,974, which represents 2.30% of net assets.

Federal Income Taxes:  It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its

Notes to Financial Statements (continued)

shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually.

The Trust has reviewed the tax positions for the open tax years as of September 30, 2017 and has determined that no provision for income tax is required in the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid in capital, depending on the type of book/ tax differences that may exist.

State Income Taxes:  Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value:  In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income:  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in surplus. The Trust’s distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount and amortization of premium, is accrued as earned. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in-kind or PIK); interest on such securities is recorded on the accrual basis.

Security Transactions:  Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates and Basis of Accounting:  The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Credit Risk:  Investments in high-yield securities involve greater degrees of credit and market risks than investments in higher-rated securities. Bonds which are rated as less than investment grade tend to be more susceptible to real or perceived adverse economic conditions.

Note C–Trustees’ Compensation

Trustees’ compensation has been computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees’ compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. For the

Notes to Financial Statements

(continued)

year ended September 30, 2017 the current Independent Trustees were aggregately paid $120,000 from the Trustee fees.

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2017 was 5,930,128 shares (9.39%).

Administrative Expenses & Salaries:  Northeast Investors Trust incurs salary and administrative expenses which includes such expenses for personnel performing transfer agent and dividend disbursement related functions and other administrative functions of the Trust.

Note D–Shares of Beneficial Interest

At September 30, 2017, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
Shares Sold	24,050,689	$113,401,031	37,816,572	$163,341,212
Shares issued to shareholders in reinvestment of distributions from net investment income	3,011,318	14,142,492	3,438,436	14,916,580

	27,062,007	$127,543,523	41,255,008	$178,257,792

Shares redeemed	(34,671,586)	(163,737,002)	(39,730,356)	(172,054,742)

Net Increase (Decrease)	(7,609,579)	$(36,193,479)	1,524,652	$6,203,050

Note E–Purchases and Sales of Investments

The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $198,558,609 and $195,923,565 respectively, for the year ended September 30, 2017.

Note F–Line of Credit

The Trust’s line of credit, which does not require maintenance of compensating balances, is generally on a demand basis and is at a rate equal to the applicable margin (1.25%) plus the higher of (a) the Federal Funds Rate or (b) the one-month LIBOR Rate during the period in which such loan is outstanding. At September 30, 2017 the Trust has an unused line of credit amounting to $71,470,500. The Trust pays a commitment fee of 0.20% on the unused portion of the line of credit when the loan balance is equal to or greater than $45,000,000 and otherwise pays 0.25%. The line of credit may be terminated at the bank’s option at its annual renewal date, on January 12, 2018.

The following information relates to aggregate short-term borrowings during the year ended September 30, 2017:

Average amount outstanding (total of daily outstanding principal balances divided by the number of days with debt outstanding during the period)	$28,697,562
Weighted average interest rate	2.29%

Notes to Financial Statements

(continued)

Note G–Repurchase Agreement

On a daily basis, the Trust invests cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust’s custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. There were no repurchase agreements on September 30, 2017.

Note H–Additional Tax Information

The amount of distributions paid during the years ended September 30, 2017 and September 30, 2016 were $20,046,944 and $21,364,808, respectively, and were classified as ordinary income.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”) was enacted to update some of the federal income and excise tax rules related to regulated investment companies. The RIC Mod Act allows new capital losses to be carried forward indefinitely rather than for a maximum of eight years. The capital losses also now retain the character of the original loss rather than be carried forward as short-term losses as under previous law. The provisions of the RIC Mod Act are effective for taxable years beginning after December 22, 2010. Losses incurred during these years (Post-RIC Mod Act) will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result the Pre-RIC Mod Act capital loss carryforwards may expire unused. The Trust’s expired unused 2017 Pre-RIC Mod Act capital loss carryforward of $100,070,501 is reflected in paid in surplus. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in future periods.

As of September 30, 2017 the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed Net Investment Income	$1,818,178
Capital Loss Carryfoward Pre-RIC Mod Act:
2018	(15,862,511)
2019	(159,796,299)

Total Capital Loss Carryfoward Pre-RIC Mod Act:	(175,658,810)
Capital Loss Carryfoward Post-RIC Mod Act:	(171,320,447)
Timing Differences	(196,490)
Unrealized gains (losses)—net	(87,315,843)

Total distributable earnings (losses)—net	$(432,673,412)

At September 30, 2017 the Trust’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$390,157,896
Gross unrealized gain	19,634,132
Gross unrealized loss	(106,949,975)

Net unrealized security gain (loss)	$(87,315,843)

Notes to Financial Statements

(continued)

The difference between book and tax basis cost of investments and net unrealized gains (losses) is primarily attributable to accretion and amortization differences.

Note–I Fair Value Measurements

Accounting Standards Codification ASC 820, Fair Value Measurements and Disclosures (ASC 820) defines fair value as the price that would be received to sell an investment in an orderly transaction between two market participants at the measurement date. ASC 820 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of certain inputs to the fair value measurement requires judgments and considers factors that may be specific to each security. The various inputs that may be used to determine the value of the Trust’s investments are summarized in the following fair value hierarchy:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.

Level 3 — Significant unobservable inputs including the Trust’s own assumptions used to determine the fair value of investments. Factors considered in making such determinations may include, but are not limited to, information obtained directly from the company or analysts and the analysis of the company’s financial statements or other documents.

The following table summarized the Trust’s investment as of September 30, 2017 based on the inputs used to value them.

	Level 1	Level 2	Level 3	Total as of 9/30/2017
Corporate Bonds & Notes	$—	$228,632,640	$4,658,786	$233,291,426
Common and Preferred Stock	18,364,125	24,600,566	2,055,500	45,020,191
Convertible Bonds	—	18,204,527	—	18,204,527
Foreign Bonds	—	3,713,750	—	3,713,750
Asset Backed Security	—	2,319,716	—	2,319,716
Warrants	6,755	—	285,688	292,443

	$18,370,880	$277,471,199	$6,999,974	$302,842,053

Transfers between hierarchy levels may occur due to market fluctuation, changes in valuation techniques and/or changes in the availability of market data used in the determination of an investment’s valuation. The Trust recognizes transfers between the levels at the end of each period. For the year ended September 30, 2017, there was one transfer from Level 3 to Level 2 due to increased observable inputs and one transfer from Level 2 to Level 3 due to a decrease in observable inputs.

Notes to Financial Statements

(continued)

At September 30, 2017, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Corporate Bonds & Notes	Common and PFD Stock	Warrants	Totals as of 9/30/2017
Beginning Balance @ 9/30/16	$614,456	$28,956,260	$—	$29,570,716
Purchases	—	—	—	—
Sales	(609,596)	(23,032,599)	—	(23,642,195)
Realized Gain (Loss)	(7,545,850)	(4,391,084)	—	(11,936,934)
Net Change in Unrealized Appreciation/(Depreciation)	7,726,735	5,653,573	—	13,380,308
Transfers into Level 3 from Level 2	4,473,041	—	285,688	4,758,729
Transfers out of Level 3 to Level 2	—	(5,130,650)	—	(5,130,650)

Ending Balance @ 09/30/2017	$4,658,786	$2,055,500	$285,688	$6,999,974

Change in Unrealized Gain /(Loss) for Positions Still Held at September 30, 2017
Corporate Bonds & Notes	$(1,079,122)
Common & Preferred Stock	(904,420)
Warrants	29,855

Totals	$(1,953,687)

The Financial Accounting Standard Board (FASB) issued guidance that a reporting entity should disclose quantitative information about the unobservable inputs used in the fair value determinations that are categorized in the Level 3 hierarchy. The guidance also required additional disclosure regarding the valuation process used and the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs within Level 3.

Notes to Financial Statements

(continued)

The following table presents a summary of valuation techniques, inputs and quantitative information used in determining the fair value of the Trust’s Level 3 securities as of September 30, 2017:

Investment Type	Fair Value	Valuation Technique	Significant Unobservable Inputs	Range	Increase to Valuation from an Increase in Input (1)
Corporate Bonds & Notes
Chemicals	$185,745	Market Approach(2)	Recovery Rate	not applicable	Increase
Electrical Components & Equipment	4,473,041	Recent Transaction Price(3)	not applicable	not applicable	not applicable
Common and Preferred Stock
Retail Food Chains	2,055,500	Market Comparable(4)	Revenue Multiple	.32x - 1.05x	Increase
			Private Company Discount	10%	Decrease
Warrants
Transportation	285,688	Comparable Transactions(5)	EBITDA Multiple	6x	Increase

	$6,999,974

(1)

This column represents the direction change in the fair value of the Level 3 securities that would result from an increase to the corresponding unobservable input. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determinations.

(2)	A market approach using the value of the underlying assets of the company.
(3)

Certain securities are values based on recent transactions (generally within six months of valuation date). In some cases, the fair value may be based on a pending transaction expected to occur after the valuation date.

(4)	Earnings multiples are based on comparable public companies.
(5)	Earnings multiples are based on transactions of comparable companies.

Note J–Other

In the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be minimal.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders

Northeast Investors Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Northeast Investors Trust (the Trust) as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years in the periods then ended September 30, 2015, September 30, 2014, and September 30, 2013 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 24, 2015.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, counterparties, or by other appropriate audit procedures, where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Trust as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Boston, Massachusetts

November 21, 2017

Trustees & Officers

The Trustees of Northeast Investors Trust are Ernest E. Monrad, Bruce H. Monrad, Peter J. Blampied, George P. Beal, and Charles R. Daugherty. Under Massachusetts Law, the Trustees are generally responsible for overseeing the operation and management of the Trust. The table below provides certain information about the Trust’s Trustees and Officers. The mailing address for the Trustees and Officers of the Trust is 125 High Street, Suite 1802, Boston, MA 02110-2301.

The Trust’s Statement of Additional Information (SAI) contains additional information about the Trustees. To request a free copy, call the Trust at 800-225-6704 or visit our website at www.northeastinvestors.com.

Name/Age/Service *	Position	Principal Occupation(s) / Other Directorships During the Past Five Years
AFFILIATED TRUSTEES AND FUND OFFICERS
Ernest E. Monrad# Age: 87 Years of Service: 56	Trustee	Trustee of Northeast Investors Trust; Director and Chairman of Sippican Capital Advisors
Bruce H. Monrad# Age: 55 Years of Service: 24	Trustee and Chairman	Trustee and Chairman of Northeast Investors Trust
Gordon C Barrett Age: 60 Years of Service: 29	Executive Vice President and Chief Financial Officer	Chief Financial Officer of Northeast Investors Trust; President of Sippican Capital Advisors
David A. Randall Age: 50 Years of Service: 17	Chief Compliance Officer	Officer of Northeast Investors Trust

INDEPENDENT TRUSTEES
Peter J. Blampied Age: 75 Years of Service: 17	Trustee	Director of A.W. Perry, Inc
George P. Beal Age: 64 Years of Service: 13	Trustee	Managing Partner, Boston Family Office, LLC; Director and Trustee of Breckinridge Capital Advisors
Charles R. Daugherty Age: 64 Years of Service: 13	Trustee	Managing Partner, Stanwich Advisors, LLC

*	The Trustees serve until their resignation or either the appointment or election of a successor, and the Officers serve at the pleasure of the Trustees.
#	Ernest E. Monrad and Bruce H. Monrad are father and son respectively.

Trustees

Ernest E. Monrad	Bruce H. Monrad
Peter J. Blampied	George P. Beal
Charles R. Daugherty

Officers

Bruce H. Monrad, Chairman

Gordon C. Barrett, Executive Vice President & Chief Financial Officer

David A. Randall, Vice President & Chief Compliance Officer

Chapin P. Mechem, Vice President

Matthew D. Fratolillo, Vice President

Joseph R. Morrison, Vice President

Nancy A. Holler, Assistant Vice President

Custodian

State Street Bank & Trust Co.

1 Iron Street

Boston, Massachusetts 02110

Legal Counsel

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, Massachusetts 02111

Transfer Agent

Northeast Investors Trust

125 High St.

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

RSM US LLP

80 City Square

Boston, MA 02129

This report is prepared for the information of the shareholders of Northeast Investors Trust and must not be given to others unless preceded or accompanied by a copy of the current Prospectus by which all offerings of the Trust shares are made. It should be noted in reading this report and the letter to shareholders that the record of past performance is not a representation as to the Trust’s future performance, and that the Trust’s investments are subject to market risks.

For a free copy of the Trust’s proxy voting guidelines or information on how the Trust voted proxies during the most recent 12 month period ended on June 30 visit www.northeastinvestors.com, call 1-800-225-6704 or visit the Securities and Exchange Commission (SEC)’s web site at www.sec.gov.

Shares of the Trust are sold to investors at net asset value by

Northeast Investors Trust

125 High St.

Boston, Massachusetts 02110

(800) 225-6704

The share price for Northeast Investors Trust is made available at www.northeastinvestors.com or by calling 800-225-6704.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. A copy of the code of ethics updated to July 27, 2016 is filed as Exhibit 12(a)(1) to the registrant’s report on Form NCSR for the fiscal year ended September 30, 2016. The registrant did not make any amendments to the code of ethics during the covered period other than as reflected in Exhibit 12(a)(1). The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

Item 3. Audit Committee Financial Expert.

The registrant does not have an Audit Committee Financial Expert. Although the members of the registrant’s Audit Committee have a variety of business and investment experience, none of them has been determined to meet the technical qualifications required in order to meet the definition of an Audit Committee Financial Expert under this Item. Certain of the registrant’s trustees who are considered to be “interested persons” as defined in Section 2(a)(19) under the Investment Company of 1940, as amended, do possess such qualifications, but it has been determined that the Audit Committee should consist entirely of independent trustees. The Audit Committee, under its charter, has the ability to retain independent advisers if it deems it necessary or appropriate without the need to seek approval from the management of the Trust.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for the registrant’s fiscal years ended September 30, 2017 and September 30, 2016 for professional services rendered by the registrant’s principal accountant for the audit of its annual financial statements or services that are normally provided by such accountant in connection with statutory and regulatory filings were $71,400 and $68,000 respectively.

(b) Audit-Related Fees. The aggregate fees billed for the registrant’s fiscal years ended September 30, 2017 and September 30, 2016 for assurance and related services by the registrant’s principal accountant reasonably related to the performance of the audit of the registrant’s financial statements and not reported under Paragraph (a) of this Item were $42,000 and $40,000 respectively. Such services consisted of a report of the Trust’s transfer agent’s internal controls pursuant to rule 17AD-13, semi-annual report review and a report on the Trust’s antimoney laundering controls and policies.

(c) Tax Fees. The aggregate fees billed in the registrant’s fiscal years ended September 30, 2017 and September 30, 2016 for professional services rendered by the registrant’s principal accountant for tax matters were $9,188 and $8,750 respectively. Such services consisted of the preparation of the registrant’s federal income and excise tax returns.

(d) Other Fees. During the fiscal years ended September 30, 2017 and September 30, 2016 the aggregate fees billed for other services rendered by the registrant’s principal accountant were $0.

(e) It is the registrant’s policy that all audit and non-audit services provided by the registrant’s principal accountants be approved in advance by the Audit Committee, and all of the services described in Paragraphs (a)—(d) of this item were so approved.

(f) The registrant has been advised by its independent accountants that less than 50% of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for its fiscal year ended September 30, 2017 were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments

Enclosed as part of Item 1 Above.

Securities reflected in the Schedule of Assets may be pledged as collateral to secure the Trust’s bank borrowings.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes with respect to procedures for shareholders to recommend nominees for Trustee from the disclosure contained in the registrant’s Proxy Statement for its Meeting of Beneficaries convened on May 16, 2005.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and financial officers, after evaluating the effectiveness of the Company’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended), have concluded that, based on such evaluation, the registrant’s disclosure controls and procedures were effective as of a date within 90 days of the filing of this report.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers

(a)	99.CERT—Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)	99.906CERT—A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northeast Investors Trust

By (Signature and Title)

Bruce H. Monrad
Chairman
(principal executive officer)
Date: January 5, 2018

By (Signature and Title)

Gordon C. Barrett
Treasurer
(principal financial officer)

Date: January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

Bruce H. Monrad
Chairman
(principal executive officer)

Date: January 5, 2018

By (Signature and Title)

Gordon C. Barrett
Treasurer
(principal financial officer)

Date: January 5, 2018